Exhibit 4.1 and 10.2
EXECUTION VERSION
SECOND LETTER AMENDMENT
Dated as of September 30, 2008
Deutsche Bank Trust Company Americas,
       as Administrative Agent under the
       Credit Agreement referred to below
60 Wall Street
New York, New York 10005

Re:	Grubb & Ellis Company Credit Facility
Ladies and Gentlemen:
     Reference is made to the Second Amended and Restated Credit Agreement dated as of December 7, 2007 (as amended by that certain First Letter Amendment dated as of August 4, 2008, the “Credit Agreement”) by and among Grubb & Ellis Company (the “Borrower”), the guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
     It is hereby agreed by you and us as follows:
     Section 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), hereby amended as follows:
     (a) The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the pricing grid therein and substituting the following pricing grid therefor:

		Applicable Margin	Applicable Margin
Pricing		for Base Rate	for Eurodollar Rate
Level	Debt/EBITDA Ratio	Advances	Advances
I	> 2.50:1.00	2.50%	3.50%
II	≥ 1.50:1.00 but ≤ 2.50:1.00	2.00%	3.00%
III	< 1.50:1.00	1.50%	2.50%
     (b) The definition of “Dividend/Share Repurchase Limitation” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
     (c) The definition of “Limited Purpose Subsidiary” is hereby amended by (i) inserting the words “and/or owning” immediately prior to the words “and improving” in the fifth (5th) line thereof and (ii) inserting the following sentence at the end thereof: “As of the Second Amendment Effective Date, the Borrower acknowledges that the Limited Purpose Subsidiaries include (i) GERA Abrams Centre LLC, (ii) GERA 6400 Shafer LLC, (iii) GERA Danbury Corporate Center LLC, (iv) NNN 200 Galleria, LLC and (v) NNN Avallon, LLC.”
     (d) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms thereto in appropriate alphabetical order:
     “GERA Assets” means any real property owned or held by any of the GERA Property Acquisition Subsidiaries, which includes, (i) the property located at 6400 Shafer Court, Rosemont, Illinois, (ii) the property located at 9330 LBJ Freeway, Dallas, Texas, and (iii) the property located at 39 & 55 Old Ridgebury Road, Danbury, Connecticut.
     “Second Amendment Effective Date” means September 30, 2008.
     (e) Section 2.01(a) of the Credit Agreement is hereby amended by (i) deleting “the Termination Date” on the fourth (4th) line thereof and substituting therefor “September 30, 2008, but expressly subject to the last sentence of this Section 2.01(a),”, and (ii) inserting the following sentence at the end thereof: “For the avoidance of doubt, notwithstanding anything to the contrary contained herein, no Revolving Credit Advances shall be available after September 30, 2008 until such time as the Revolving Credit Commitments have been reduced to less than $50,000,000, at which time Revolving Credit Advances shall be available up to the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time.”
     (f) Section 2.01(b) of the Credit Agreement is hereby amended by (i) deleting “the Termination Date” on the third (3rd) line thereof and substituting therefor “September 30, 2008, but expressly subject to the last sentence of this Section 2.01(b),”, and (ii) inserting the following sentence at the end thereof: “For the avoidance of doubt, notwithstanding anything to the contrary contained herein, no Swing Line Advances shall be available after September 30, 2008 until such time as the Revolving Credit Commitments have been reduced to less than $50,000,000, at which time Swing Line Advances shall be available (i) in an aggregate amount not to exceed at any time outstanding the Swing Line Bank’s Swing Line Commitment at such time and (ii) in an amount for each such Swing Line Advance not to exceed the aggregate of the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time.”
     (g) Section 2.01(c) of the Credit Agreement is hereby amended by (i) deleting “60 days before the Termination Date” on the fourth (4th) line thereof and substituting therefor “September 30, 2008, but expressly subject to the last sentence of this Section 2.01(c),”, and (ii) inserting the following sentence at the end thereof: “For the avoidance of doubt, notwithstanding anything to the contrary contained herein, no Letters of Credit shall be available after September 30, 2008 until such time as the Revolving Credit Commitments have been reduced to less than $50,000,000, at which time Letters of Credit shall be available in an Aggregate Available Amount (i) for all Letters of Credit issued by the Issuing Bank not to exceed at any time the Letter of Credit Facility at such time, (ii) for all Letters of Credit issued by the Issuing Bank not to exceed such Issuing Bank’s Letter of Credit Commitment at such time and (iii) for each such Letter of Credit not to exceed an amount equal to the Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time.”
     (h) The following new subsection (iii) is hereby added to the end of Section 2.05(b) of the Credit Agreement:
     (iii) Upon the receipt of any prepayment pursuant to Section 2.06(e), the Revolving Credit Commitments shall be permanently reduced by one hundred percent

(100%) of the principal amount of such prepayment; provided, however, under no circumstances shall the Revolving Credit Commitments be reduced to less than $50,000,000 by reason of the operation of this Section 2.05(b)(iii).
     (i) Section 2.06(e)(i) is hereby amended by (i) deleting “In the event that the sale contemplated by Section 5.02(e)(v) is not consummated on or before September 30, 2008, the” at the beginning thereof and substituting therefor “The”, and (ii) inserting the words “of GERA Assets” immediately following the word “sale” in the parenthetical on the third (3rd) line thereof.
     (j) Section 2.07(a)(1) of the Credit Agreement is hereby amended by inserting the following sentence at the end of such Section immediately prior to the period: “; provided, however, such rate shall never be less than the sum of the Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Advances (assuming a one (1) month Interest Period) plus 1.00%.”
     (k) Section 5.01(s) of the Credit Agreement is hereby amended by deleting “real property held by each Limited Purpose Subsidiary” and substituting therefor “GERA Assets”.
     (l) Section 5.02(b) of the Credit Agreement is hereby amended by (i) inserting “and Preferred Interests” at the end of the title of such Section immediately prior to the period, and (ii) inserting the following immediately after the word “Debt” and prior to the word “except”: “or create, incur, assume or suffer to exist, or permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any Preferred Interests, in each case”.
     (m) Section 5.02(b)(iii)(F) of the Credit Agreement is hereby amended by deleting “$125,000,000” and substituting therefor “$50,000,000”.
     (n) Section 5.02(b)(iii)(H) is hereby amended and restated in its entirety to read as follows:
     “(H) other Debt subordinated to Debt incurred hereunder and/or Preferred Interests, in each case in amounts and on terms and conditions satisfactory to the Administrative Agent and Required Lenders;”
     (o) Section 5.02(b)(iv) of the Credit Agreement is hereby amended by inserting “next to” immediately prior to the word “last” in the last line of such Section.
     (p) The proviso immediately following Section 5.02(b)(v) is hereby amended by (i) deleting the comma immediately following the reference to “(iii)(D)(y)”, (ii) inserting the word “and” immediately following the reference to “(iii)(D)(y)”, and (iii) deleting “and (iii)(H)” immediately following the reference to “(iii)(E)”.
     (q) Section 5.02(g) is hereby amended by deleting the colon at the end of the first paragraph of such Section and all text following the colon in such Section and substituting therefor: “, any Loan Party may make Restricted Payments to another Loan Party.”
     (r) Section 5.03(d) of the Credit Agreement is hereby amended by (i) deleting “Upon the request of the Administrative Agent,” at the beginning of such Section and substituting therefor “As soon as possible and in any event within thirty (30) days after the end of each calendar month,”, (ii) inserting the following after the word “month,” in the seventh (7th) line thereof: “and unaudited statements of gross revenues and operating and other expenses with respect to each parcel of real property owned or held by any Limited Purpose Subsidiary, in each case in form and detail satisfactory to the Administrative Agent,”
     (s) Section 5.04(a) of the Credit Agreement is hereby amended by deleting the table therein and substituting the following table therefor:

Quarter Ending	Ratio
December 31, 2007	3.75:1.00
March 31, 2008	3.75:1.00
June 30, 2008	3.75:1.00
September 30, 2008	5.50:1.00
December 31, 2008	5.50:1.00
March 31, 2009 and thereafter	3.50:1.00
     (t) Section 5.04(b) of the Credit Agreement is hereby amended by deleting the table therein and substituting the following table therefor:

Quarter Ending	Ratio
December 31, 2007	3.25:1.00
March 31, 2008	3.25:1.00
June 30, 2008	3.25:1.00
September 30, 2008	3.25:1.00
December 31, 2008	3.25:1.00
March 31, 2009	3.25:1.00
June 30, 2009	3.50:1.00
September 30, 2009	3.50:1.00
December 31, 2009	4.00:1.00
March 31, 2010	4.00:1.00
June 30, 2010	4.00:1.00
September 30, 2010	4.00:1.00
December 31, 2010 and thereafter	4.50:1.00
     (u) Section 5.04(c) of the Credit Agreement is hereby amended by deleting the table therein and substituting the following table therefor:

Quarter Ending	Ratio
December 31, 2007	2.25:1.00
March 31, 2008	2.25:1.00
June 30, 2008	2.25:1.00
September 30, 2008	4.25:1.00
December 31, 2008	4.25:1.00
March 31, 2009 and thereafter	2.25:1.00
     (v) Section 5.04(d) of the Credit Agreement is hereby amended by deleting “$60,000,000” and substituting therefor “$30,000,000”.
     (w) Section 5.04(f) of the Credit Agreement is hereby amended by deleting “$25,000,000” and substituting therefor “$15,000,000”.
     (x) Schedule I (Commitments, Pro Rata Shares and Applicable Lending Offices) to the Credit Agreement is hereby replaced with Schedule I attached hereto.
     (y) Schedule IV to the Credit Agreement is hereby replaced with Schedule IV attached hereto.
     Section 2. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment (including, without limitation, the representation and warranty set forth in Section 4.01(o) of the Credit Agreement, as amended by this Amendment), as though made on and as of such date.
     Section 3. Effectiveness of Amendment. This Second Letter Amendment (this “Amendment”) shall become effective as of the date first above written (the “Amendment Effective Date”) solely when (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, (ii) the Administrative Agent shall have received counterparts of the Consent attached hereto executed by the Guarantors, (iii) the Administrative Agent shall have received payment in full of an amendment fee equal to 0.25% of the sum of the Revolving Credit Commitments of those Lenders that have executed and delivered to the Administrative Agent a signature page to this Amendment, which fee shall be for the ratable benefit of such Lenders and (iv) all fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the date hereof shall have been paid in full and in accordance with Section 5 below.
     Section 4. Ratification. The Credit Agreement, as amended hereby, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Section 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
     Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 7. Governing Law. This Amendment constitutes a Loan Document and shall be governed by, and construed in accordance with, the laws of the State of New York.
[Balance of page intentionally left blank]

Very truly yours, GRUBB & ELLIS COMPANY, as Borrower
By	/s/ Richard w. Pehlke
	Name:	Richard W. Pehlke
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Agreed as of the date first above written:
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent, a Lender, Issuing Bank
and Swing Line Bank

By	/s/ James Rolison

Name: James Rolison Title: Managing Director

By	/s/ Linda Wang

Name: Linda Wang Title: Director
[SIGNATURES CONTINUE ON FOLLOWING PAGES]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By	/s/ Amy S. Applebaum

Name: Amy S. Applebaum Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By	/s/ Jennifer L. Wells

Name: Jennifer L. Wells Title: Vice President

FIFTH THIRD BANK,
as a Lender

By	/s/ Matthew D. Rodgers

Name: Matthew D. Rodgers
Title:Vice President

CONSENT
Dated as of September 30, 2008
     Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VIII of the Second Amended and Restated Credit Agreement dated as of December 7, 2007 (as amended by a certain First Letter Amendment dated as of August 4, 2008), in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing Second Letter Amendment, hereby consents to such Second Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Second Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

GRUBB & ELLIS AFFILIATES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS AFFILIATES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS MANAGEMENT SERVICES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS OF ARIZONA, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS ASSET SERVICES COMPANY
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

(Signatures continued on next page)

GRUBB & ELLIS CONSULTING SERVICES COMPANY
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS INSTITUTIONAL PROPERTIES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS OF MICHIGAN, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS MORTGAGE GROUP, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS OF NEVADA, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS NEW YORK, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

(Signatures continued on next page)

GRUBB & ELLIS ADVISERS OF CALIFORNIA, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS SOUTHEAST PARTNERS, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

HSM INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

WM. A. WHITE/GRUBB & ELLIS INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

LANDAUER HOSPITALITY INTERNATIONAL, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

LANDAUER SECURITIES, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

(Signatures continued on next page)

GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

GRUBB & ELLIS EUROPE, INC.
By	/s/ Richard W. Pehlke
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer

NNN REALTY ADVISORS, INC.
By	/s/ Andrea R. Biller
	Name:	Andrea Biller
	Title:	Executive Vice President

GRUBB & ELLIS REALTY INVESTORS, LLC
By	/s/ Andrea R. Biller
	Name:	Andrea Biller
	Title:	Executive Vice President

TRIPLE NET PROPERTIES REALTY INC.
By	/s/ Jeffrey T. Hanson
	Name:	Jeffrey T. Hanson
	Title:	Chief Executive Officer

GRUBB & ELLIS RESIDENTIAL MANAGEMENT INC.
By	/s/ Michael Rispoli
	Name:	Michael Rispoli
	Title:	Chief Financial Officer

SCHEDULE I
COMMITMENTS, PRO RATA SHARES AND APPLICABLE LENDING OFFICES

	Revolving		Letter of		Domestic	Eurodollar
	Credit	Revolver Pro Rata	Credit	Swing Line	Lending	Lending
Name of Lender	Commitment	Share	Commitment	Commitment	Office	Office
Deutsche Bank Trust	$20,186,773.50	30%	$7,500,000.00	$4,000,000	60 Wall Street	Commercial Loan
Company Americas					New York, NY	Division
					10005	90 Hudson Street
Jersey City, NJ
07302

Fifth Third Bank	$13,457,849.00	20%	$0	$0	233 South Wacker,	233 South Wacker,
					Suite 400	Suite 400
					Chicago, IL 60606	Chicago, IL 60606

JPMorgan Chase, N.A.	$13,457,849.00	20%	$0	$0	245 Park Avenue,	245 Park Avenue,
					Floor 14	Floor 14
					New York, NY 10167	New York, NY 10167

KeyBank National	$20,186,773.50	30%	$0	$0	1200 Abernathy	1200 Abernathy
Association					Road, NE	Road, NE
					Suite 1550	Suite 1550
					Atlanta, GA 30328	Atlanta, GA 30328

Totals	$67,289,245.00	100%	$7,500,000.00	$4,000,000

SCHEDULE IV

A.	6400 Shafer Court Rosemont, IL

B.	9330 LBJ Freeway Dallas, Texas

C.	Danbury Corporate Center Danbury, Connecticut

D.	200 Galleria 200 Galleria Parkway Atlanta, Georgia

E.	The Avallon 10415 and 10431 Morado Circle and 10814 Jollyville Road Austin, Texas